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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 1, 1997


                                 WORLDCOM, INC.
             (Exact Name of Registrant as Specified in its Charter)


    Georgia                        0-11258                      58-1521612
(State or Other               (Commission File               (I.R.S. Employer
Jurisdiction of                    Number)                Identification Number)
 Incorporation)


                             515 East Amite Street
                        Jackson, Mississippi 39201-2702
                    (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (601) 360-8600
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ITEM 5.  OTHER EVENTS.

(a) On October 1, 1997 WorldCom, Inc. ("WorldCom" or the "Company") announced that it intends to commence an exchange offer to acquire all of the outstanding shares of MCI Communications Corporation ("MCI") for $41.50 of WorldCom common stock per MCI share, subject to adjustment. Following consummation of the exchange offer, WorldCom would effect a second-step merger with all remaining MCI stockholders receiving the same per share consideration.

         On October 1, 1997, the Company issued a press release announcing the offer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Consummation of the exchange offer would be subject to certain conditions as described in the press release.

(b) Also on October 1, 1997, the Company announced the execution of a definitive agreement and plan of merger with Brooks Fiber Properties, Inc. ("Brooks"). Under the terms of the agreement, structured to qualify as a pooling of interests transaction, each share of Brooks common stock would be exchanged for 1.65 shares of WorldCom common stock, subject to adjustment.

         On October 1, 1997, the Company issued a press release announcing the agreement with Brooks. A copy of the press release hereto as Exhibit 99.2 and is incorporated herein by reference. Consummation of the merger will be subject to certain conditions as described in the press release.

ITEM 7 (c)       EXHIBITS.

         The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

                 Exhibit No.               Description
                 -----------               -----------
                 99.1                      Press release dated October 1, 1997
                                           announcing the Company's intention
                                           to commence an offer to acquire all
                                           of the outstanding shares of MCI.

                 99.2                      Press release dated October 1, 1997
                                           announcing the execution of a
                                           definitive agreement and plan of
                                           merger between WorldCom and Brooks.






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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WORLDCOM, INC.



                                   By:   /s/ Charles T. Cannada
                                       -----------------------------------------
                                       Charles T. Cannada
                                       Senior Vice President and Assistant
                                       Secretary

October 2, 1997





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                                 EXHIBIT INDEX

Exhibit No.               Description of Exhibit
-----------               ----------------------
99.1                      Press release dated October 1, 1997 announcing the
                          Company's intention to commence an offer to acquire
                          all of the outstanding shares of MCI.

99.2 Press release dated October 1, 1997 announcing the execution of a definitive agreement and plan of merger between WorldCom and Brooks.
